Long-term loan	12 Months Ended
Oct. 31, 2020
Borrowings [Abstract]
Long-term loan [Text Block]

10.  Long-term loan

On April 15, 2020, the Company obtained a $40,000 CDN ($30,269 USD) interest-free loan from the Government of Canada under the Canada Emergency Business Account ("CEBA") program to cover its operating costs. The term loan matures on December 31, 2025. Repaying the balance of the loan on or before December 31, 2022 will result in a loan forgiveness of $10,000 CDN ($7,567 USD). Effective January 1, 2023, any outstanding balance on the term loan shall bear interest at a rate of 5% per annum. As the Company does not yet know whether they will be able to meet the terms of forgiveness, no amount has been recognized to income.